UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 24, 2013

CYRUSONE INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35789	46-0691837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1649 West Frankford Road

Carrollton, TX 75007

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (972) 350-0060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – Entry into a Material Definitive Agreement.

On January 24, 2013, CyrusOne Inc., a Maryland corporation (the “Company”), closed its previously announced initial public offering (the “IPO”) of 18,975,000 shares of its common stock, par value $0.01 per share (the “Common Stock”), which included 2,475,000 shares of common stock sold pursuant to the option granted to the underwriters by the Company, which was exercised in full prior to the closing.

In connection with the IPO, the Company, CyrusOne GP, a Maryland statutory trust (the “General Partner”) and CyrusOne LP, a Maryland limited partnership (the “Operating Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters specified therein (the “Underwriters”), and a registration rights agreement with certain subsidiaries of Cincinnati Bell Inc., an Ohio corporation (“CBI”), the material terms of which are summarized below. Each of these agreements is described in detail in the Company’s Registration Statement on Form S-11 (File No. 333-183132), as amended (the “Registration Statement”), and the final agreements are filed as exhibits hereto and incorporated herein by reference.

Underwriting Agreement

On January 17, 2013, the Company, the General Partner and the Operating Partnership entered into the Underwriting Agreement, pursuant to which the Company agreed to sell to the Underwriters 18,975,000 shares of Common Stock in the IPO pursuant to the Registration Statement. The Underwriting Agreement contains customary representations and warranties, as well as indemnification and contribution provisions, between the parties. Pursuant to the Underwriting Agreement, the Company has agreed that, without the prior written consent of Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Underwriters, the Company will not, during the period ending 180 days after January 17, 2013, subject to certain exceptions: (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock (including units of limited partnership interest in the Operating Partnership); (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock; or (iii) file any registration statement with the U.S. Securities and Exchange Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction described above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The above summary is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

Registration Rights Agreement

On January 24, 2013, the Company, the General Partner and the Operating Partnership entered into a registration rights agreement (the “Registration Rights Agreement”) with two wholly-owned subsidiaries of CBI, Data Center Investments Holdco LLC, a Delaware limited liability company, and Data Centers South Holdings LLC, a Delaware limited liability company (collectively, the “CBI Subsidiaries”), with respect to the shares of Common Stock acquired by the CBI Subsidiaries in connection with the transactions described in the Registration Statement and shares of Common Stock issued upon exchange of units of limited partnership interest of the Operating Partnership acquired by the CBI Subsidiaries in connection with the transactions described in the Registration Statement. The Registration Rights Agreement requires the Company to file a “shelf” registration statement under the Securities Act of 1933, as amended, with respect to the resale of all such shares of Common Stock and to use its commercially reasonable efforts to cause such registration statement to be declared effective as soon as practicable thereafter. In the event the Company fails to file this “shelf” registration statement or, if filed, fails to maintain its effectiveness, the CBI Subsidiaries will have the right (subject to certain limitations) to require the Company to register all such shares of Common Stock, provided that the Company will not be required to effect more than three such demand registrations in any 12-month period. The CBI Subsidiaries also have the right (subject to certain limitations) to have their shares included in any registration statement the Company files for an underwritten public offering. The Company will bear expenses incident to its registration requirements under the Registration Rights Agreement, except that such expenses shall not include any underwriting fees, discounts or commissions attributable to the sale by the CBI Subsidiaries of such shares of the Common Stock or any transfer taxes relating to such shares. The above summary is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 1.2 hereto and incorporated herein by reference.

ITEM 8.01 – Other Events.

On January 24, 2013, the Company issued a press release announcing the closing of the IPO. The Company sold 18,975,000 shares of Common Stock in total in the offering, including 2,475,000 shares of Common Stock sold pursuant to the option granted to the underwriters by the Company, which was exercised in full prior to the closing. As a result of the IPO, CBI effectively owns approximately 69% of the Company through CBI’s interests in the outstanding shares of Common Stock of the Company and its interests in the units of limited partnership interest of the Operating Partnership, which are exchangeable into shares of Common Stock. A copy of the press release is furnished herewith as Exhibit 99.1.

On January 17, 2013, the Company filed its Articles of Amendment and Restatement with the Maryland Department of Assessments and Taxation. A copy of the Articles of Amendment and Restatement is filed as Exhibit 3.1 hereto. In addition, a copy of the Amended and Restated Bylaws and the Amended and Restated Agreement of Limited Partnership are filed as Exhibits 3.2 and 10.1, respectively, hereto.

ITEM 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 17, 2013, by and among CyrusOne Inc., CyrusOne GP, CyrusOne LP and Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters specified therein.

1.2	Registration Rights Agreement, dated January 24, 2013, by and among CyrusOne Inc., CyrusOne GP, CyrusOne LP and Data Center Investments Holdco LLC and Data Centers South Holdings LLC.

3.1	Articles of Amendment and Restatement of CyrusOne Inc.

3.2	Amended and Restated Bylaws of CyrusOne Inc.

10.1	Amended and Restated Agreement of Limited Partnership of CyrusOne LP.

99.1	Press Release dated January 24, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYRUSONE INC.
Date: January 25, 2013	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 17, 2013, by and among CyrusOne Inc., CyrusOne GP, CyrusOne LP and Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters specified therein

1.2	Registration Rights Agreement, dated January 24, 2013, by and among CyrusOne Inc., CyrusOne GP, CyrusOne LP and Data Center Investments Holdco LLC and Data Centers South Holdings LLC

3.1	Articles of Amendment and Restatement of CyrusOne Inc.

3.2	Amended and Restated Bylaws of CyrusOne Inc.

10.1	Amended and Restated Agreement of Limited Partnership of CyrusOne LP

99.1	Press Release dated January 24, 2013